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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                March 31, 1998

      Commission file number 1-08131                          Commission file number 1-08132

          MEDITRUST CORPORATION                               MEDITRUST OPERATING COMPANY
          ---------------------                               ---------------------------
  (Exact name of registrant as specified                 (Exact name of registrant as specified
             in its charter)                                        in its charter)

                 Delaware                                             Delaware
                 --------                                             --------
     (State or other jurisdiction of                       (State or other jurisdiction of
      incorporation or organization)                        incorporation or organization)

                95-3520818                                           95-3419438
                ----------                                           ----------
   (I.R.S. Employer Identification No.)                   (I.R.S Employer Identification No.)

       197 First Avenue, Suite 300                           197 First Avenue, Suite 100
Needham Heights, Massachusetts 02194-9127              Needham Heights, Massachusetts 02194-9127
-----------------------------------------              -----------------------------------------
     (Address of principal executive                        (Address of principal executive
       offices including zip code)                            offices including zip code)

              (781) 433-6000                                        (781) 453-8062
              --------------                                        --------------
     (Registrant's telephone number,                        (Registrant's telephone number,
           including area code)                                   including area code)

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ITEM 5. OTHER EVENTS



                            THE MEDITRUST COMPANIES
                INTRODUCTION TO LA QUINTA'S FINANCIAL STATEMENTS

On January 3, 1998, La Quinta Inns, Inc. ("La Quinta"), Meditrust Corporation and Meditrust Operating Company entered into an agreement and plan of merger
(the "Merger Agreement") pursuant to which La Quinta will merge with and into Meditrust Corporation being the surviving corporation (the "Merger").

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Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements

          None

     (b)  Financial Information

          None

     (c)  Exhibits


          20   Financial Statements of La Quinta Inns, Inc. for the
               Fiscal Year Ended December 31, 1997

               Combined Balance Sheets at December 31, 1997 and 1996

               Combined Statements of Operations for the years ended December
               31, 1997, 1996 and 1995

               Combined Statements of Shareholders' Equity for the years ended
               December 1997, 1996 and 1995

               Combined Statements of Cash Flows for the years ended December
               31, 1997, 1996 and 1995

               Notes to Combined Financial Statements

               Independent Auditor's Report on financial statements



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: March 31, 1998                     MEDITRUST CORPORATION



                                         By: /s/ David F. Benson
                                            -----------------------------------
                                                  (Signature)

                                            Name:  David F. Benson
                                            Title: President


                                         MEDITRUST OPERATING COMPANY



                                         By: /s/ Michael J. Bohnen
                                            -----------------------------------
                                                  (Signature)

                                            Name:  Michael J. Bohnen
                                            Title: Secretary



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